AQUILA ROCKY MOUNTAIN EQUITY FUND
                          Supplement to the Prospectus
                      For Class A Shares and Class C Shares
                              Dated April 30, 2009

     Footnote No. 5 in the Table of Fees and Expenses of the Fund is replaced by the following:

The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2009 through December 31, 2010 so that total Fund expenses will not exceed 1.50% for Class A Shares or 2.25% for Class C Shares. The manager has advised the Fund that it intends to continue to waive fees and/or reimburse Fund expenses thereafter for so long as may be necessary to keep the fund competitive.

                         The date of this Supplement is
                                  May 14, 2009


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                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          Supplement to the Prospectus
                      For Class I Shares and Class Y Shares
                              Dated April 30, 2009

     Footnote No. 4 in the Table of Fees and Expenses of the Fund is replaced by the following:

The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2009 through December 31, 2010 so that total Fund expenses will not exceed 1.34% for Class I shares or 1.25% for Class Y Shares. The manager has advised the Fund that it intends to continue to waive fees and/or reimburse Fund expenses thereafter for so long as may be necessary to keep the fund competitive.

                         The date of this Supplement is
                                  May 14, 2009